UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2023

BIONDVAX PHARMACEUTICALS LTD.

(Exact name of registrant as specified in its charter)

Israel	001-37353	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Jerusalem BioPark, 2nd Floor
Hadassah Ein Kerem Campus

Jerusalem, Israel

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(+972) 8-930-2529
(+972) 8-930-2531 (facsimile)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 400 Ordinary Shares, no par value	BVXV	Nasdaq Capital Market

Ordinary Shares, no par value		Nasdaq Capital Market*

*	Not for trading; only in connection with the registration of American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

BiondVax Pharmaceuticals Ltd. (the “Company”) is furnishing this Current Report on Form 8-K in connection with the Company’s disclosure of information, in the form of an investor presentation, to be given at meetings, starting on May 4, 2023, with shareholders, potential investors, and others (the “Investor Presentation”). This information may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later Company filing or other means. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The investor presentation will be available on the Company’s website located at www.biondvax.com.

The information in this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Investor Presentation dated May 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023	BiondVax Pharmaceuticals Ltd.

	By:	/s/ Amir Reichman
Amir Reichman
Chief Executive Officer

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